SECOND QUARTER 2019 EARNINGS CONFERENCE CALL Interpublic Group July 23, 2019

Overview - Second Quarter 2019 • Net revenue growth was 9.1%, and organic growth of net revenue was 3.0% ◦ U.S. organic growth was 0.6% ◦ International organic growth was 6.5% • Operating income was $264.2 million, and EBITA was $285.5 million, a 12.2% increase from a year ago • EBITA margin was 13.4% compared with 13.1% a year ago • Diluted EPS was $0.43, and was $0.46 as adjusted compared with $0.44 a year ago "Organic growth" refers exclusively to the organic change of net revenue. Adjusted diluted EPS is adjusted for amortization of acquired intangibles, Q1 2019 restructuring charges, sales of businesses, and tax settlements. See reconciliation of organic net revenue change on pages 17-18 and adjusted non-GAAP reconciliations on pages 19-21. 2

Operating Performance (Amounts in Millions, except per share amounts) Three Months Ended June 30, 2019 2018 Net Revenue $ 2,125.9 $ 1,948.2 Billable Expenses 394.3 443.6 Total Revenue 2,520.2 2,391.8 Salaries and Related Expenses 1,381.2 1,292.9 Office and Other Direct Expenses 387.3 333.3 Billable Expenses 394.3 443.6 Cost of Services 2,162.8 2,069.8 Selling, General and Administrative Expenses 18.1 28.8 Depreciation and Amortization 73.0 44.0 Restructuring Charges 2.1 0.0 Operating Income 264.2 249.2 Interest Expense, net (43.9) (21.4) Other Expense, net (3.8) (16.3) Income Before Income Taxes 216.5 211.5 Provision for Income Taxes 43.6 63.6 Equity in Net Loss of Unconsolidated Affiliates (0.1) (0.1) Net Income 172.8 147.8 Net Income Attributable to Noncontrolling Interests (3.3) (2.0) Net Income Available to IPG Common Stockholders $ 169.5 $ 145.8 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.44 $ 0.38 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.43 $ 0.37 Weighted-Average Number of Common Shares Outstanding - Basic 386.2 383.6 Weighted-Average Number of Common Shares Outstanding - Diluted 391.2 389.5 Dividends Declared per Common Share $ 0.235 $ 0.210 3

Net Revenue ($ in Millions) Three Months Ended Six Months Ended $ % Change $ % Change June 30, 2018 $ 1,948.2 $ 3,722.2 Total change 177.7 9.1% 408.5 11.0% Foreign currency (45.8) (2.4%) (95.2) (2.5%) Net acquisitions/(divestitures) 165.9 8.5% 331.7 8.9% Organic 57.6 3.0% 172.0 4.6% June 30, 2019 $ 2,125.9 $ 4,130.7 Three Months Ended June 30, Six Months Ended June 30, Change Change 2019 2018 Organic Total 2019 2018 Organic Total IAN $ 1,805.8 $ 1,629.1 3.2% 10.8% $ 3,517.0 $ 3,110.4 5.2% 13.1% CMG $ 320.1 $ 319.1 1.9% 0.3% $ 613.7 $ 611.8 1.9% 0.3% See reconciliation of segment organic net revenue change on pages 17-18. 4

Geographic Net Revenue Change Three Months Ended Six Months Ended June 30, 2019 June 30, 2019 Organic Total Organic Total United States 0.6% 14.2% 3.0% 17.1% International 6.5% 1.5% 7.1% 1.4% United Kingdom 4.7% 2.7% 5.2% 3.4% Continental Europe 9.2% 2.6% 8.4% 0.8% Asia Pacific (0.3%) (4.2%) 1.9% (2.5%) Latin America 25.1% 12.3% 24.5% 10.6% All Other Markets 4.8% 1.0% 5.0% (0.1%) Worldwide 3.0% 9.1% 4.6% 11.0% “All Other Markets” includes Canada, Africa and the Middle East. See reconciliation of organic net revenue change on pages 17-18. 5

Operating Expenses ($ in Millions) Three Months Ended Six Months Ended June 30, June 30, % Increase / % Increase / 2019 2018 (Decrease) 2019 2018 (Decrease) Salaries & Related $ 1,381.2 $ 1,292.9 6.8% $ 2,802.3 $ 2,623.2 6.8% % of Net Revenue 65.0% 66.4% 67.8% 70.5% Office & Other Direct 387.3 333.3 16.2% 776.5 657.1 18.2% % of Net Revenue 18.2% 17.1% 18.8% 17.7% Selling, General & Administrative 18.1 28.8 (37.2)% 59.5 63.9 (6.9)% % of Net Revenue 0.8% 1.5% 1.4% 1.7% Depreciation (1) 51.7 38.8 33.2% 101.2 79.5 27.3% % of Net Revenue 2.4% 2.0% 2.4% 2.1% Amortization of Acquired Intangibles (1) 21.3 5.2 309.6% 42.9 10.5 308.6% % of Net Revenue 1.0% 0.3% 1.0% 0.3% Restructuring 2.1 0.0 N/A 33.9 0.0 N/A % of Net Revenue 0.1% N/A 0.8% N/A (1) For the three months ended June 30, 2019, depreciation and amortization from Acxiom was $10.2 and $16.6, respectively. For the six months ended June 30, 2019, depreciation and amortization from Acxiom was $20.3 and $33.3, respectively. 6

Adjusted Diluted Earnings Per Share (Amounts in Millions, except per share amounts) Three Months Ended June 30, 2019 Amortization of Net Losses on Settlement of As Reported Acquired Sales of Certain Tax Adjusted Intangibles Businesses Positions Results Operating Income and EBITA $ 264.2 $ (21.3) $ 285.5 Total (Expenses) and Other Income (47.7) $ (6.1) (41.6) Income Before Income Taxes 216.5 (21.3) (6.1) 243.9 Provision for Income Taxes 43.6 4.2 $ 13.9 61.7 Equity in Net Loss of Unconsolidated Affiliates (0.1) (0.1) Net Income Attributable to Noncontrolling Interests (3.3) (3.3) Diluted EPS Components: Net Income Available to IPG Common Stockholders $ 169.5 $ (17.1) $ (6.1) $ 13.9 $ 178.8 Weighted-Average Number of Common Shares Outstanding 391.2 391.2 Earnings per Share Available to IPG Common Stockholders: $ 0.43 $ (0.04) $ (0.02) $ 0.04 $ 0.46 See full reconciliation of adjusted non-GAAP diluted earnings per share on page 19. 7

Adjusted Diluted Earnings Per Share (Amounts in Millions, except per share amounts) Six Months Ended June 30, 2019 Amortization of Q1 2019 Net Losses on Settlement of As Reported Acquired Restructuring Sales of Certain Tax Adjusted Intangibles Charges Businesses Positions Results Operating Income and Adjusted EBITA $ 314.4 $ (42.9) $ (31.8) $ 389.1 Total (Expenses) and Other Income (96.6) $ (14.7) (81.9) Income Before Income Taxes 217.8 (42.9) (31.8) (14.7) 307.2 Provision for Income Taxes 54.1 8.4 7.6 $ 13.9 84.0 Equity in Net Loss of Unconsolidated Affiliates (0.4) (0.4) Net Income Attributable to Noncontrolling Interests (1.8) (1.8) Diluted EPS Components: Net Income Available to IPG Common Stockholders $ 161.5 $ (34.5) $ (24.2) $ (14.7) $ 13.9 $ 221.0 Weighted-Average Number of Common Shares Outstanding 390.1 390.1 Earnings per Share Available to IPG Common Stockholders: $ 0.41 $ (0.09) $ (0.06) $ (0.04) $ 0.04 $ 0.57 See full reconciliation of adjusted non-GAAP diluted earnings per share on page 20. 8

Cash Flow ($ in Millions) Three Months Ended June 30, 2019 2018 NET INCOME $ 172.8 $ 147.8 OPERATING ACTIVITIES Depreciation & amortization 91.2 61.3 Deferred taxes 28.0 (10.2) Net losses on sales of businesses 3.2 19.8 Other non-cash items (7.7) (0.9) Change in working capital, net 52.7 (62.5) Operating lease right-of-use assets 98.0 0.0 Operating lease liabilities (101.6) 0.0 Change in other non-current assets & liabilities (44.1) 16.9 Net cash provided by in Operating Activities 292.5 172.2 INVESTING ACTIVITIES Capital expenditures (47.3) (38.7) Acquisitions, net of cash acquired (0.6) (8.3) Other investing activities 0.7 12.5 Net cash used in Investing Activities (47.2) (34.5) FINANCING ACTIVITIES Exercise of stock options 0.0 0.1 Repurchases of common stock 0.0 (59.6) Repayment of long-term debt (100.1) (4.7) Common stock dividends (90.8) (80.4) Net decrease in short-term borrowings (68.7) (49.5) Acquisition-related payments (12.5) (16.0) Distributions to noncontrolling interests (5.6) (6.7) Tax payments for employee shares withheld (0.8) (1.7) Other financing activities 0.1 1.3 Net cash used in Financing Activities (278.4) (217.2) Currency effect 16.7 (24.6) Net decrease in cash, cash equivalents and restricted cash $ (16.4) $ (104.1) 9

Balance Sheet – Current Portion ($ in Millions) June 30, 2019 December 31, 2018 June 30, 2018 CURRENT ASSETS: Cash and cash equivalents $ 614.0 $ 673.4 $ 493.2 Accounts receivable, net 4,389.5 5,126.6 4,247.7 Accounts receivable, billable to clients 1,977.6 1,900.6 1,945.8 Assets held for sale 26.4 5.7 19.6 Other current assets 467.9 476.6 439.3 Total current assets $ 7,475.4 $ 8,182.9 $ 7,145.6 CURRENT LIABILITIES: Accounts payable $ 6,022.3 $ 6,698.1 $ 5,738.8 Accrued liabilities 626.4 806.9 551.5 Contract liabilities 585.2 533.9 510.8 Short-term borrowings 207.1 73.7 757.6 Current portion of long-term debt 0.3 0.1 0.1 Liabilities held for sale 29.0 11.2 26.5 Current portion of operating leases (1) 261.0 0.0 0.0 Total current liabilities $ 7,731.3 $ 8,123.9 $ 7,585.3 (1) Increase from prior periods is due to adoption of new lease accounting standard. 10

Debt Maturity Schedule ($ in Millions) Total Debt = $3.8 billion $800 3.50% 3.75% 4.00% 3.75% 4.20% 4.65% 5.40% Other Short-Term Debt Senior Notes Term Loan (pre-payable) Senior Notes shown at face value on June 30, 2019 11

Summary • Foundation for sustained value creation in top talent, strong agency brands and key strategic initiatives ◦ Quality of our agency offerings ◦ Integrated digital and digital specialists ◦ "Open architecture” solutions ◦ Data management at scale • Effective expense management an ongoing priority • Continued focus on growth and margin improvement • Financial strength an ongoing source of value creation 12

Appendix 13

Operating Performance (Amounts in Millions, except per share amounts) Six Months Ended June 30, 2019 2018 Net Revenue $ 4,130.7 $ 3,722.2 Billable Expenses 750.7 838.7 Total Revenue 4,881.4 4,560.9 Salaries and Related Expenses 2,802.3 2,623.2 Office and Other Direct Expenses 776.5 657.1 Billable Expenses 750.7 838.7 Cost of Services 4,329.5 4,119.0 Selling, General and Administrative Expenses 59.5 63.9 Depreciation and Amortization 144.1 90.0 Restructuring Charges 33.9 0.0 Operating Income 314.4 288.0 Interest Expense, net (85.9) (37.3) Other Expense, net (10.7) (40.7) Income Before Income Taxes 217.8 210.0 Provision for Income Taxes 54.1 76.3 Equity in Net Loss of Unconsolidated Affiliates (0.4) (2.0) Net Income 163.3 131.7 Net Income Attributable to Noncontrolling Interests (1.8) 0.0 Net Income Available to IPG Common Stockholders $ 161.5 $ 131.7 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.42 $ 0.34 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.41 $ 0.34 Weighted-Average Number of Common Shares Outstanding - Basic 385.4 383.5 Weighted-Average Number of Common Shares Outstanding - Diluted 390.1 388.9 Dividends Declared per Common Share $ 0.470 $ 0.420 14

Cash Flow ($ in Millions) Six Months Ended June 30, 2019 2018 NET INCOME $ 163.3 $ 131.7 OPERATING ACTIVITIES Depreciation & amortization 192.8 138.7 Deferred taxes (3.0) (31.0) Net losses on sales of businesses 11.8 44.2 Other non-cash items 8.8 8.0 Change in working capital, net (113.1) (837.5) Operating lease right-of-use assets 168.0 0.0 Operating lease liabilities (164.0) 0.0 Change in other non-current assets & liabilities (65.6) (11.8) Net cash provided by (used in) Operating Activities 199.0 (557.7) INVESTING ACTIVITIES Capital expenditures (80.1) (61.5) Acquisitions, net of cash acquired (0.6) (8.5) Other investing activities 2.8 12.4 Net cash used in Investing Activities (77.9) (57.6) FINANCING ACTIVITIES Net increase in short-term borrowings 132.3 669.3 Exercise of stock options 0.6 7.0 Repurchases of common stock 0.0 (114.5) Common stock dividends (181.4) (161.2) Repayment of long-term debt (100.1) (4.7) Tax payments for employee shares withheld (22.0) (28.0) Acquisition-related payments (13.0) (16.0) Distributions to noncontrolling interests (8.1) (10.6) Other financing activities 0.0 (0.3) Net cash (used in) provided by Financing Activities (191.7) 341.0 Currency effect 10.3 (27.5) Net decrease in cash, cash equivalents and restricted cash $ (60.3) $ (301.8) 15

Depreciation and Amortization ($ in Millions) 2019 Q1 Q2 Q3 Q4 YTD 2019 Depreciation (1) $ 49.5 $ 51.7 $ 101.2 Amortization of acquired intangibles (1) 21.6 21.3 42.9 Amortization of restricted stock and other non-cash compensation 28.2 15.9 44.1 Net amortization of bond discounts and deferred financing costs 2.3 2.3 4.6 2018 Q1 Q2 Q3 Q4 FY 2018 Depreciation $ 40.7 $ 38.8 $ 38.9 $ 46.9 $ 165.3 Amortization of acquired intangibles 5.3 5.2 5.1 22.0 37.6 Amortization of restricted stock and other non-cash compensation 30.0 16.0 13.7 22.5 82.2 Net amortization of bond discounts and deferred financing costs 1.4 1.3 1.5 2.3 6.5 (1) For the three months ended June 30, 2019, depreciation and amortization from Acxiom was $10.2 and $16.6, respectively. For the six months ended June 30, 2019, depreciation and amortization from Acxiom was $20.3 and $33.3, respectively. 16

Reconciliation of Organic Net Revenue ($ in Millions) Components of Change Change Three Months Net Three Months Ended June 30, Foreign Acquisitions / Ended 2018 Currency (Divestitures) Organic June 30, 2019 Organic Total Segment IAN $ 1,629.1 $ (39.6) $ 164.8 $ 51.5 $ 1,805.8 3.2% 10.8% CMG 319.1 (6.2) 1.1 6.1 320.1 1.9% 0.3% Total $ 1,948.2 $ (45.8) $ 165.9 $ 57.6 $ 2,125.9 3.0% 9.1% Geographic United States $ 1,171.5 $ 0.0 $ 159.2 $ 7.0 $ 1,337.7 0.6% 14.2% International 776.7 (45.8) 6.7 50.6 788.2 6.5% 1.5% United Kingdom 175.7 (10.2) 6.6 8.3 180.4 4.7% 2.7% Continental Europe 178.7 (12.0) 0.2 16.4 183.3 9.2% 2.6% Asia Pacific 214.2 (9.7) 1.3 (0.7) 205.1 (0.3%) (4.2%) Latin America 82.0 (9.7) (0.8) 20.6 92.1 25.1% 12.3% All Other Markets 126.1 (4.2) (0.6) 6.0 127.3 4.8% 1.0% Worldwide $ 1,948.2 $ (45.8) $ 165.9 $ 57.6 $ 2,125.9 3.0% 9.1% 17

Reconciliation of Organic Net Revenue ($ in Millions) Components of Change Change Six Months Net Six Months Ended June 30, Foreign Acquisitions / Ended 2018 Currency (Divestitures) Organic June 30, 2019 Organic Total Segment IAN $ 3,110.4 $ (82.7) $ 328.9 $ 160.4 $ 3,517.0 5.2% 13.1% CMG 611.8 (12.5) 2.8 11.6 613.7 1.9% 0.3% Total $ 3,722.2 $ (95.2) $ 331.7 $ 172.0 $ 4,130.7 4.6% 11.0% Geographic United States $ 2,263.8 $ 0.0 $ 319.2 $ 68.8 $ 2,651.8 3.0% 17.1% International 1,458.4 (95.2) 12.5 103.2 1,478.9 7.1% 1.4% United Kingdom 339.2 (20.7) 14.5 17.7 350.7 5.2% 3.4% Continental Europe 337.4 (24.7) (1.0) 28.4 340.1 8.4% 0.8% Asia Pacific 393.0 (19.5) 2.3 7.3 383.1 1.9% (2.5%) Latin America 155.9 (20.5) (1.2) 38.2 172.4 24.5% 10.6% All Other Markets 232.9 (9.8) (2.1) 11.6 232.6 5.0% (0.1%) Worldwide $ 3,722.2 $ (95.2) $ 331.7 $ 172.0 $ 4,130.7 4.6% 11.0% 18

Reconciliation of Adjusted Results (1) (Amounts in Millions, except per share amounts) Three Months Ended June 30, 2019 Amortization of Net Losses on Settlement of As Reported Acquired Sales of Certain Tax Adjusted Intangibles Businesses Positions Results Operating Income and EBITA $ 264.2 $ (21.3) $ 285.5 Total (Expenses) and Other Income (47.7) $ (6.1) (41.6) Income Before Income Taxes 216.5 (21.3) (6.1) 243.9 Provision for Income Taxes 43.6 4.2 $ 13.9 61.7 Equity in Net Loss of Unconsolidated Affiliates (0.1) (0.1) Net Income Attributable to Noncontrolling Interests (3.3) (3.3) Net Income Available to IPG Common Stockholders $ 169.5 $ (17.1) $ (6.1) $ 13.9 $ 178.8 Weighted-Average Number of Common Shares Outstanding - Basic 386.2 386.2 Dilutive effect of stock options and restricted shares 5.0 5.0 Weighted-Average Number of Common Shares Outstanding - Diluted 391.2 391.2 Earnings per Share Available to IPG Common Stockholders: Basic $ 0.44 $ (0.04) $ (0.02) $ 0.04 $ 0.46 Diluted $ 0.43 $ (0.04) $ (0.02) $ 0.04 $ 0.46 (1) The following table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. 19

Reconciliation of Adjusted Results [1]

(Amounts in Millions, except per share amounts)

	Six Months Ended June 30, 2019					
	As Reported	Amortization of Acquired Intangibles	Q1 2019 Restructuring Charges	Net Losses on Sales of Businesses	Settlement of Certain Tax Positions	Adjusted Results
Operating Income and Adjusted EBITA	$ 314.4	$ (42.9)	$ (31.8)			$ 389.1
Total (Expenses) and Other Income	(96.6)			$ (14.7)		(81.9)
Income Before Income Taxes	217.8	(42.9)	(31.8)	(14.7)		307.2
Provision for Income Taxes	54.1	8.4	7.6		$ 13.9	84.0
Equity in Net Loss of Unconsolidated Affiliates	(0.4)					(0.4)
Net Income Attributable to Noncontrolling Interests	(1.8)					(1.8)
Net Income Available to IPG Common Stockholders	$ 161.5	$ (34.5)	$ (24.2)	$ (14.7)	$ 13.9	$ 221.0
Weighted-Average Number of Common Shares Outstanding - Basic	385.4					385.4
Dilutive effect of stock options and restricted shares	4.7					4.7
Weighted-Average Number of Common Shares Outstanding - Diluted	390.1					390.1
Earnings per Share Available to IPG Common Stockholders:						
Basic	$ 0.42	$ (0.09)	$ (0.06)	$ (0.04)	$ 0.04	$ 0.57
Diluted	$ 0.41	$ (0.09)	$ (0.06)	$ (0.04)	$ 0.04	$ 0.57

(1) The following table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

IPG | 20

Adjusted EBITA Reconciliation (1) ($ in Millions) Three Months Ended Six Months Ended June 30, June 30, 2019 2018 2019 2018 Net Revenue $ 2,125.9 $ 1,948.2 $ 4,130.7 $ 3,722.2 EBITA Reconciliation: Net Income Available to IPG Common Stockholders $ 169.5 $ 145.8 $ 161.5 $ 131.7 Add Back: Provision for Income Taxes 43.6 63.6 54.1 76.3 Subtract: Total (Expenses) and Other Income (47.7) (37.7) (96.6) (78.0) Equity in Net Loss of Unconsolidated Affiliates (0.1) (0.1) (0.4) (2.0) Net Income Attributable to Noncontrolling Interests (3.3) (2.0) (1.8) 0.0 Operating Income 264.2 249.2 314.4 288.0 Add Back: Amortization of Acquired Intangibles 21.3 5.2 42.9 10.5 EBITA $ 285.5 $ 254.4 357.3 298.5 EBITA Margin on Net Revenue % 13.4% 13.1% 8.6% 8.0% Q1 2019 Restructuring Charges 31.8 0.0 Adjusted EBITA $ 389.1 $ 298.5 Adjusted EBITA Margin on Net Revenue % 9.4% 8.0% (1) The following table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. 21

Reconciliation of Adjusted Results (1) (Amounts in Millions, except per share amounts) Three Months Ended June 30, 2018 Amortization of Net Losses on As Reported Acquired Sales of Adjusted Intangibles Businesses Results Operating Income and EBITA $ 249.2 $ (5.2) $ 254.4 Total (Expenses) and Other Income (37.7) $ (19.8) (17.9) Income Before Income Taxes 211.5 (5.2) (19.8) 236.5 Provision for Income Taxes 63.6 0.2 63.8 Equity in Net Loss of Unconsolidated Affiliates (0.1) (0.1) Net Income Attributable to Noncontrolling Interests (2.0) (2.0) Net Income Available to IPG Common Stockholders $ 145.8 $ (5.0) $ (19.8) $ 170.6 Weighted-Average Number of Common Shares Outstanding - Basic 383.6 383.6 Dilutive effect of stock options and restricted shares 5.9 5.9 Weighted-Average Number of Common Shares Outstanding - Diluted 389.5 389.5 Earnings Per Share Available to IPG Common Stockholders: Basic $ 0.38 $ (0.01) $ (0.05) $ 0.44 Diluted $ 0.37 $ (0.01) $ (0.05) $ 0.44 (1) The following table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. 22

Reconciliation of Adjusted Results (1) (Amounts in Millions, except per share amounts) Six Months Ended June 30, 2018 Amortization of Net Losses on As Reported Acquired Sales of Adjusted Intangibles Businesses Results Operating Income and EBITA $ 288.0 $ (10.5) $ 298.5 Total (Expenses) and Other Income (78.0) $ (44.2) (33.8) Income Before Income Taxes 210.0 (10.5) (44.2) 264.7 Provision for Income Taxes 76.3 0.4 0.4 77.1 Equity in Net Loss of Unconsolidated Affiliates (2.0) (2.0) Net Income Attributable to Noncontrolling Interests 0.0 0.0 Net Income Available to IPG Common Stockholders $ 131.7 $ (10.1) $ (43.8) $ 185.6 Weighted-Average Number of Common Shares Outstanding - Basic 383.5 383.5 Dilutive effect of stock options and restricted shares 5.4 5.4 Weighted-Average Number of Common Shares Outstanding - Diluted 388.9 388.9 Earnings Per Share Available to IPG Common Stockholders: Basic $ 0.34 $ (0.03) $ (0.11) $ 0.48 Diluted $ 0.34 $ (0.03) $ (0.11) $ 0.48 (1) The following table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. 23

Metrics Update 24

Metrics Update Category Metric SALARIES & RELATED Trailing Twelve Months (% of net revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & OTHER DIRECT Trailing Twelve Months (% of net revenue) Occupancy Expense All Other Office and Other Direct Expenses FINANCIAL Available Liquidity Credit Facility and Term Loan Covenants 25

Salaries & Related Expenses 26

Salaries & Related Expenses (% of Net Revenue) Three and Six Months Ended June 30 2019 2018 “All Other Salaries & Related,” not shown, was 2.3% and 2.1% for the three months ended June 30, 2019 and 2018, respectively, and 2.0% and 2.1% for the six months ended June 30, 2019 and 2018, respectively. 27

Office & Other Direct Expenses 28

Office & Other Direct Expenses (% of Net Revenue) Three and Six Months Ended June 30 2019 2018 “All Other” primarily includes client service costs, non-pass through production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains), long-lived asset impairments and other expenses. 29

Available Liquidity ($ in Millions) Cash and Cash Equivalents + Available Committed Credit Facility (1) (1) Reflects cash on hand from the September 2018 debt issuance to finance the Acxiom transaction, which closed on October 1, 2018. 30

Credit Facility and Term Loan Covenants ($ in Millions) Last Twelve Months Ended Covenants June 30, 2019 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 8.20x II. Leverage Ratio (not greater than): 4.00x Actual Leverage Ratio: 2.66x Last Twelve Months Ended Interest Expense Reconciliation (1) June 30, 2019 Interest Expense: $201.7 - Interest Income 28.6 - Other 0.3 Net Interest Expense: $172.8 Last Twelve Months Ended EBITDA Reconciliation (1) June 30, 2019 Operating Income: $1,066.5 + Depreciation and Amortization 350.6 EBITDA: $1,417.1 (1) Calculated as defined in the Credit Facility and Term Loan agreements. As permitted, we have reflected the Acxiom Acquisition and the issuance of Senior Notes and the Term Loan on a pro forma basis as if the transactions had occurred as of the first day of the four quarters ended June 30, 2019. The unaudited pro forma financial information used is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of the period. 31

Cautionary Statement This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward- looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors, and our other filings with the Securities and Exchange Commission ("SEC"). Forward- looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ⦁ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ⦁ our ability to attract new clients and retain existing clients; ⦁ our ability to retain and attract key employees; ⦁ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ⦁ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ⦁ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; ⦁ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world; and ⦁ failure to realize the anticipated benefits on the acquisition of the Acxiom business Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors, and our other SEC filings. 32